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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1

                            Dated as of May 18, 2004

                                       to

                              PERFORMANCE GUARANTY

                          Dated as of February 28, 2003

                  THIS AMENDMENT NO. 1 (this "Amendment") dated as of May 18, 2004, is entered into by and among (i) TRW AUTOMOTIVE INC. (formerly known as TRW Automotive Acquisition Corp.) and the other "Performance Guarantors" identified on the signature pages hereto (collectively, the "Performance Guarantors"), (ii) TRW AUTOMOTIVE RECEIVABLES LLC (the "Transferor"), (iii) TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC (the "Borrower"), (iv) the "Conduit Lenders" identified on the signature pages hereto, (v) the "Committed Lenders" identified on the signature pages hereto, (vi) the "Funding Agents" identified on the signature pages hereto and (vii) JPMORGAN CHASE BANK, as administrative agent (the "Administrative Agent").

                             PRELIMINARY STATEMENTS

                  A. Reference is made to the Performance Guaranty dated as of February 28, 2003 (the "Performance Guaranty") executed by the Performance Guarantors in favor of the Transferor, the Borrower and the Administrative Agent (on behalf of itself and the other Secured Parties). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Performance Guaranty or, if not defined therein, in the Receivables Loan Agreement referred to therein.

                  B. The parties hereto have agreed to amend the Performance Guaranty on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments. Effective as of the Effective Date (as defined below), the Performance Guaranty is amended as follows:

                  1.1 Clause (ii) of Section 7(a) of the Performance Guaranty is amended to replace the semi-colon at the end of such clause with a period. In addition, clauses (i) and (ii) of Section 7(a) of the Performance Guaranty are amended to add the following text at the end of each such clause immediately before the period:


                       "; provided that, so long as (i) either Holdings or
                  Intermediate Holdings is subject to the reporting requirements of Section 13 or 15(d) of the Securities

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                  Exchange Act of 1934, as amended, and (ii) Holdings or
                  Intermediate Holdings, as applicable, is not engaged in any business or business activity other than that which is expressly permitted under Section 6.08 of the Senior Credit Agreement as in effect on the date hereof, this clause may be satisfied by the provision of consolidated financial statements of Holdings or Intermediate Holdings, as applicable, in a manner consistent with the other requirements of this clause, and all references to TRW Acquisition in this clause shall instead be deemed to be references to Holdings or Intermediate Holdings, as applicable".

                  1.2. Clause (iii) of Section 7(a) of the Performance Guaranty is amended to delete the text "concurrently with any delivery" in each place where such text appears therein and to substitute therefor the text "no later than five Business Days after any delivery" in each such place.

                  SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") on which the Administrative Agent shall have received a copy of this Amendment duly executed by the Performance Guarantors, the Transferor, the Borrower, the Administrative Agent and the Required Committed Lenders.

                  SECTION 3. Reference to and Effect on the Performance
Guaranty.

                  3.1 Upon the effectiveness of this Amendment, each reference in the Performance Guaranty to "this Guaranty," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Performance Guaranty as amended hereby, and each reference to the Performance Guaranty in any other Transaction Document shall mean and be a reference to the Performance Guaranty as amended hereby.

                  3.2 Except as specifically amended hereby, the Performance Guaranty, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Beneficiary under the Performance Guaranty, the other Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  3.4 Each Performance Guarantor represents and warrants that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company or corporate powers, as applicable, and constitutes its legal, valid and binding obligation.

                  SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken


                                       2
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together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.






                                       3
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                      TRW AUTOMOTIVE INC., as a Performance
                                      Guarantor



                                      By:    /s/ Peter R. Rapin
                                          --------------------------------------
                                      Name:  Peter R. Rapin
                                      Title: Treasurer



                                      TRW AUTOMOTIVE U.S. LLC, as a Performance
                                      Guarantor



                                      By:    /s/ Peter R. Rapin
                                          --------------------------------------
                                      Name:  Peter R. Rapin
                                      Title: Treasurer



                                      KELSEY-HAYES COMPANY, as a Performance
                                      Guarantor



                                      By:    /s/ Mark R. Gilmour
                                          --------------------------------------
                                      Name:  Mark R. Gilmour
                                      Title: Assistant Vice President - Taxes



                                      TRW VEHICLE SAFETY SYSTEMS INC., as a
                                      Performance Guarantor



                                      By:    /s/ Mark R. Gilmour
                                          --------------------------------------
                                      Name:  Mark R. Gilmour
                                      Title: Assistant Vice President - Taxes


                                 Signature Page
                    Amendment No. 1 to Performance Guaranty



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                                      LAKE CENTER INDUSTRIES TRANSPORTATION,
                                      INC., as a Performance Guarantor


                                      By:    /s/ Mark R. Gilmour
                                          --------------------------------------
                                      Name:  Mark R. Gilmour
                                      Title: Assistant Vice President - Taxes


                                      TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, as
                                      Borrower


                                      By:    /s/ Peter R. Rapin
                                          --------------------------------------
                                      Name:  Peter R. Rapin
                                      Title: Treasurer



                                      TRW AUTOMOTIVE RECEIVABLES LLC, as
                                      Transferor


                                      By:    /s/ Peter R. Rapin
                                          --------------------------------------
                                      Name:  Peter R. Rapin
                                      Title: Treasurer


                                 Signature Page
                    Amendment No. 1 to Performance Guaranty



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                                      DELAWARE FUNDING COMPANY, LLC, as a
                                      Conduit Lender

                                      By: JPMorgan Chase Bank as
                                      attorney-in-fact for Delaware Funding
                                      Company, LLC


                                      By:    /s/ Bradley S. Schwartz
                                          --------------------------------------
                                      Name:  Bradley S. Schwartz
                                      Title: Managing Director



                                      JPMORGAN CHASE BANK, as a Funding Agent


                                      By:    /s/ Lara Graff
                                          --------------------------------------
                                      Name:  Lara Graff
                                      Title: Vice President


                                      JPMORGAN CHASE BANK, as a Committed Lender


                                      By:    /s/ Bradley S. Schwartz
                                          --------------------------------------
                                      Name:  Bradley S. Schwartz
                                      Title: Managing Director


                                      JPMORGAN CHASE BANK, as Administrative
                                      Agent


                                      By:    /s/ Lara Graff
                                          --------------------------------------
                                      Name:  Lara Graff
                                      Title: Vice President


                                 Signature Page
                    Amendment No. 1 to Performance Guaranty



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                                      ALPINE SECURITIZATION CORP., as a Conduit
                                      Lender

                                      By: Credit Suisse First Boston, New York
                                      Branch, as Attorney-in-Fact


                                      By:    /s/ Joseph Soave
                                           -------------------------------------
                                      Name:  Joseph Soave
                                      Title: Director


                                      By:    /s/ Anthony Giordano
                                           -------------------------------------
                                      Name:  Anthony Giordano
                                      Title: Director


                                      CREDIT SUISSE FIRST BOSTON, NEW YORK
                                      BRANCH, as a Funding Agent


                                      By:    /s/ Alberto Zonca
                                           -------------------------------------
                                      Name:  Alberto Zonca
                                      Title: Vice President


                                      By:    /s/ Mark Lengel
                                           -------------------------------------
                                      Name:  Mark Lengel
                                      Title: Director


                                      CREDIT SUISSE FIRST BOSTON, NEW YORK
                                      BRANCH, as a Committed Lender


                                      By:    /s/ Alberto Zonca
                                           -------------------------------------
                                      Name:  Alberto Zonca
                                      Title: Vice President


                                      By:    /s/ Mark Lengel
                                           -------------------------------------
                                      Name:  Mark Lengel
                                      Title: Director



                                 Signature Page
                    Amendment No. 1 to Performance Guaranty



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                                      GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                      Conduit Lender, as a Funding Agent and as a Committed Lender


                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:




                                 Signature Page
                    Amendment No. 1 to Performance Guaranty



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                                      RM MULTI-ASSET LIMITED, as a Conduit
                                      Lender


                                      By:    /s/
                                           -------------------------------------
                                      Name:
                                      Title:


                                      DEUTSCHE BANK AG, LONDON, as a Funding
                                      Agent


                                      By:    /s/ O. Ottmann
                                           -------------------------------------
                                      Name:  Ottmann
                                      Title: Vice President


                                      By:    /s/ J. Pratt
                                           -------------------------------------
                                      Name:  Pratt
                                      Title: Director



                                      RM MULTI-ASSET LIMITED, as a Committed
                                      Lender


                                      By:    /s/
                                           -------------------------------------
                                      Name:
                                      Title:



                                 Signature Page
                    Amendment No. 1 to Performance Guaranty




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                                      LIBERTY STREET FUNDING CORP., as a Conduit
                                      Lender


                                      By:    /s/ Frank B. Bilotta
                                           -------------------------------------
                                      Name:  Frank B. Bilotta
                                      Title: Vice President


                                      THE BANK OF NOVA SCOTIA, as a Funding
                                      Agent


                                      By:    /s/ Michael Eden
                                           -------------------------------------
                                      Name:  Michael Eden
                                      Title: Director


                                      THE BANK OF NOVA SCOTIA, as a Committed
                                      Lender


                                      By:    /s/ Michael Eden
                                           -------------------------------------
                                      Name:  Michael Eden
                                      Title: Director



                                 Signature Page
                    Amendment No. 1 to Performance Guaranty



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                                      THREE PILLARS FUNDING CORPORATION, as a
                                      Conduit Lender


                                      By:    /s/ Evelyn Echevarria
                                           -------------------------------------
                                      Name:  Evelyn Echevarria
                                      Title: Vice President


                                      SUNTRUST CAPITAL MARKETS, INC., as a
                                      Funding Agent


                                      By:    /s/ James R. Bennison
                                           -------------------------------------
                                      Name:  James R. Bennison
                                      Title: Managing Director


                                      SUNTRUST BANK, as a Committed Lender


                                      By:    /s/ William C. Humphries
                                           -------------------------------------
                                      Name:  William C. Humphries
                                      Title: Managing Director



                                 Signature Page
                    Amendment No. 1 to Performance Guaranty



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                                      BEETHOVEN FUNDING CORPORATION, as a
                                      Conduit Lender


                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:


                                      DRESDNER BANK AG, NEW YORK BRANCH, as a
                                      Funding Agent


                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:


                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:


                                      DRESDNER BANK AG, NEW YORK BRANCH, as a
                                      Committed Lender


                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:


                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:



                                 Signature Page
                    Amendment No. 1 to Performance Guaranty



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                                      EIFFEL FUNDING LLC, as a Conduit Lender


                                      By:    /s/ Andrew L. Stidd
                                           -------------------------------------
                                      Name:  Andrew L. Stidd
                                      Title: President


                                      CDC FINANCIAL PRODUCTS INC., as a Funding
                                      Agent


                                      By:    /s/ Henry J. Sandlass
                                           -------------------------------------
                                      Name:  Henry J. Sandlass
                                      Title: Managing Director


                                      By:    /s/ Kathy Lynch
                                           -------------------------------------
                                      Name:  Kathy Lynch
                                      Title: Director


                                      CDC FINANCIAL PRODUCTS INC., as a
                                      Committed Lender


                                      By:    /s/ Henry J. Sandlass
                                           -------------------------------------
                                      Name:  Henry J. Sandlass
                                      Title: Managing Director


                                      By:    /s/ Kathy Lynch
                                           -------------------------------------
                                      Name:  Kathy Lynch
                                      Title: Director


                                 Signature Page
                    Amendment No. 1 to Performance Guaranty